UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2011 (May 4, 2011)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation )
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 4, 2011, Gibraltar Industries, Inc. (the “Company”) issued a news release reporting results for the three months ended March 31, 2011. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Gibraltar Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 5, 2011 (the “2011 Annual Meeting”) in Buffalo, New York. Stockholders representing 24,914,077 shares, or 82.0%, of the common shares outstanding as of the March 21, 2011 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2011 Annual Meeting. Final voting results are shown below.
Proposal 1 — Election of Directors
Each nominee for election of director requires a majority of the shares present at the 2011 Annual Meeting entitled to vote in order to be elected. Three Class I Directors were elected to hold office for a term expiring in 2014. The following summarizes the votes received for each nominee for director:

	Votes Cast	Votes Cast		Broker
Director	For	Against	Abstain	Non-Votes
Brian J. Lipke	23,167,806	635,902	18,600	1,091,769
William P. Montague	23,162,078	644,880	15,350	1,091,769
Arthur Russ, Jr.	18,503,208	5,299,455	19,646	1,091,768

Proposal 2 — Advisory Vote on Executive Compensation (“Say-on-Pay”)
This proposal was an advisory vote of the stockholders related to the Company’s compensation program for executive officers (commonly referred to as the “Say-on-Pay” vote). The following summarizes the voting results for the advisory “Say-on-Pay” vote:

Votes Cast	Votes Cast		Broker
For	Against	Abstain	Non-Votes
22,622,279	562,932	637,098	1,091,768
Proposal 3 — Timing of Advisory Vote on Executive Compensation (“Say-When-on-Pay”)
This proposal was an advisory vote of the stockholders related to whether the Say-on-Pay vote will occur every one, two, or three years (commonly referred to as the “Say-When-on-Pay” vote). The following summarizes the voting results for the advisory “Say-When-on-Pay” vote:

				Broker
Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Non-Votes
18,295,164	11,578	4,852,551	648,417	1,106,367
In accordance with the results of this vote, the Board of Directors determined to implement an annual advisory vote on executive compensations.
Proposal 4 — Approval of the Material Terms of the Management Incentive Compensation Plan
This proposal required the affirmative vote of holders of a majority of the shares present at the 2011 Annual Meeting entitled to vote. The following summarizes the voting results for the approval of the material terms of the Management Incentive Compensation Plan:

Votes Cast	Votes Cast		Broker
For	Against	Abstain	Non-Votes
22,018,125	1,165,814	638,369	1,091,769
Proposal 5 — Approval of the Material Terms of the Performance Stock Unit Grant
This proposal required the affirmative vote of holders of a majority of the shares present at the 2011 Annual Meeting entitled to vote. The following summarizes the voting results for the approval of the material terms of the performance stock unit grant:

Votes Cast	Votes Cast		Broker
For	Against	Abstain	Non-Votes
21,104,467	1,639,726	649,503	1,520,381

Proposal 8 — Ratification of Selection of Independent Registered Public Accounting Firm
This proposal required the affirmative vote of holders of a majority of the shares present at the 2011 Annual Meeting entitled to vote. The following summarizes the voting results for the ratification of the selection of Ernst & Young LLP as the Company’s Independent Public Accounting Firm for the year ending December 31, 2011:

Votes Cast	Votes Cast		Broker
For	Against	Abstain	Non-Votes
24,869,580	23,749	20,748	—
Item 9.01  Financial Statements and Exhibits
(a)-(c) Not Applicable
(d)      Exhibits:

Exhibit	Description
99.1	News Release issued by Gibraltar Industries, Inc. on May 4, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2011	GIBRALTAR INDUSTRIES, INC.
	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer